PROSPECTUS SUPPLEMENT                               77919   11/01
dated November 14, 2001

Putnam Tax-Free Insured Fund
Prospectus dated November 30, 2000

The Trustees have voted to restore, effective November 30, 2001, the 12b-1 fees payable to Putnam Investment Management LLC, for the class B shares of Putnam Tax-Free Insured Fund (the "Fund") from the annual rate of 0.60% to 0.75% of the Fund's average net assets. As a result, the sections entitled "Fees and Expenses - Annual fund operating expenses", "Fees and Expenses - Example" and "How do I buy fund shares -Distribution (12b-1) plans" are replaced with the following:

FEES AND EXPENSES

Annual fund operating expenses
(expenses that are deducted from fund assets)
-----------------------------------------------------------------------------
                                                         Total Annual Fund
            Management    Distribution       Other           Operating
               Fees       (12b-1) Fees      Expenses         Expenses
            ----------  ----------------    --------       -----------
Class A       0.50%          0.20%            0.11%            0.81%
Class B       0.50%          0.75% *          0.11%            1.36%
Class C       0.50%          1.00%            0.11%            1.61%
Class M       0.50%          0.50%            0.11%            1.11%
-----------------------------------------------------------------------------

* Class 12b-1 fees have been restated to reflect the restoration of such fees from 0.60% to 0.75%. Actual 12b-1 fees were 0.60%.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-----------------------------------------------------------------------------
                               1       3        5        10
                             year    years    years     years
-----------------------------------------------------------------------------
Class A                      $554    $721     $903     $1,429
Class B                      $638    $731     $945     $1,484*
Class B (no redemption)      $138    $431     $745     $1,484*
Class C                      $264    $508     $876     $1,911
Class C (no redemption)      $164    $508     $876     $1,911
Class M                      $434    $666     $917     $1,633
-----------------------------------------------------------------------------

*Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

HOW DO I BUY FUND SHARES?

Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.20%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.